UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2025

DNOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-823-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on June 26, 2025, DNOW Inc., a Delaware corporation (NYSE: DNOW) (“DNOW” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MRC Global Inc., a Delaware corporation (“MRC Global”), Buck Merger Sub, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of DNOW (“Merger Sub”), and Stag Merger Sub, LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of DNOW (“LLC Sub”), pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, (1) Merger Sub will be merged with and into MRC Global (the “First Merger” and the time that the First Merger became effective, the “First Merger Effective Time”), with MRC Global continuing as the surviving corporation in the First Merger, and (2) immediately following the First Merger, MRC Global will be merged with and into LLC Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with LLC Sub continuing as the surviving company at the effective time of the Second Merger as a wholly-owned, direct subsidiary of DNOW.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers, which took place on November 6, 2025 (the “Closing Date”).

Item 1.01	Entry into a Material Definitive Agreement.

Debt Financing

On the Closing Date, the Company, together with certain direct and indirect subsidiaries of the Company (collectively, the “Borrowers”), entered into an Amended and Restated Credit Agreement with a syndicate of lenders and Wells Fargo Bank, National Association, serving as the administrative agent, an issuing lender and swing lender (the “Amended Credit Agreement”), that amends and restates the Company’s existing senior secured asset-based credit facility, originally dated as of April 30, 2018 (the “Existing Credit Agreement”).

The Amended Credit Agreement amends certain terms, provisions and covenants of the Existing Credit Agreement, including, among other things: (i) extending the maturity date under the Existing Credit Agreement to November 30, 2030; (ii) providing for a $850 million revolving credit facility, with an incremental accordion feature that permits increases in aggregate revolving commitments by up to $500 million (for total commitments of up to $1.35 billion); and (iii) increasing availability as compared to the Existing Credit Agreement by expanding the borrowing base definition to include certain rental equipment assets. The proceeds of the Amended Credit Agreement will be used, in part, to pay off certain existing indebtedness of MRC Global on the Closing Date, to pay certain transaction costs in connection therewith and for other general corporate purposes.

Availability under the Amended Credit Agreement is limited to the lesser of the commitments and a borrowing base comprised of eligible account receivables, eligible inventory and eligible rental equipment assets of the Borrowers and subsidiary guarantors. The Amended Credit Agreement includes a subfacility for Canadian borrowings. Letters of credit are available under the Amended Credit Agreement, subject to certain sublimits.

The obligations of the respective Borrowers and subsidiary guarantors under the Amended Credit Agreement are guaranteed by certain domestic and Canadian subsidiaries and are secured by substantially all the assets of such Borrowers and subsidiary guarantors.

The Amended Credit Agreement contains customary affirmative and negative covenants, representations and warranties and events of default. The Amended Credit Agreement also includes a springing financial covenant that requires the Company to maintain, during any period when availability falls below specified thresholds, a certain fixed charge coverage ratio.

The lenders that are parties to the Amended Credit Agreement and their respective affiliates are full-service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, and other financial and non-financial activities and services. Certain of these financial institutions and their respective affiliates have in the past provided, and may in the future provide, certain of these services to the Company and the other Borrowers and to persons and entities with relationships with the Company and the other Borrowers, for which they received or will receive customary fees and expenses.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on the Closing Date, the Company completed its previously announced acquisition of MRC Global and its subsidiaries. At the First Merger Effective Time, subject to certain exceptions:

•

each eligible share of MRC Global common stock, par value $0.01 per share (“MRC Global Common Stock”) was converted automatically into the right to receive 0.9489 shares of DNOW common stock, par value $0.01 per share (“DNOW Common Stock”) (the “Merger Consideration”), with cash paid in lieu of the issuance of fractional shares;

•

each share of restricted MRC Global common stock issued under the MRC Global Inc. Omnibus Incentive Plan (as amended, the “MRC Global equity plan”) that vests solely on the basis of time (a “MRC Global restricted share”) that was outstanding immediately prior to the First Merger Effective Time automatically, by virtue of the occurrence of the closing of the Mergers, vested in full immediately prior to the First Merger Effective Time and was canceled and converted into the right to receive the Merger Consideration with respect to each MRC Global restricted share, with cash paid in lieu of fractional shares of DNOW Common Stock in accordance with the Merger Agreement and an amount in cash equal to the accrued but unpaid dividends with respect to each MRC Global restricted share;

•

each restricted stock unit (each, an “MRC Global RSU”) granted pursuant to the MRC Global equity plan that was granted prior to February 2024 and was outstanding immediately prior to the Effective Time immediately vested with respect to 100% of the shares of MRC Global Common Stock subject to such MRC Global RSU, which shares of MRC Global Common Stock then converted into the right to receive the Merger Consideration with respect to each share of MRC Global Common Stock and an amount in cash equal to the accrued but unpaid dividend equivalents with respect to such MRC Global RSU;

•

each outstanding MRC Global RSU that was granted in February 2024 or later was canceled and converted into an award of restricted stock units representing the right to receive DNOW common stock (each, a “DNOW RSU”) in respect of that number of shares of DNOW Common Stock (rounded to the nearest whole share) equal to the product of the total number of shares of DNOW Common Stock subject to such award of MRC Global RSUs immediately prior to the Effective Time multiplied by 0.9489. Such DNOW RSUs will vest and be payable on the same terms and conditions as are set forth in the corresponding award agreement (except that such award will be payable in DNOW Common Stock);

•

each restricted stock unit granted pursuant to the MRC Global equity plan that is subject to performance-based vesting (each, an “MRC Global PSU”) that was granted prior to February 2024 was canceled, and the holder became entitled to receive the number of shares of MRC Global Common Stock (rounded to the nearest share) subject to the MRC Global PSU, which shares of MRC Global common stock were converted into the right to receive (A) the Merger Consideration with respect to each share of MRC Global Common Stock subject to such MRC Global PSU that vest based on the determination of performance set forth in the applicable award agreement and (B) an amount in cash equal to the accrued but unpaid dividend equivalents with respect to such MRC Global PSU, if any;

•

each outstanding MRC Global PSU that was granted in or subsequent to February 2024 was canceled and converted into a DNOW RSU in respect of that number of shares of DNOW Common Stock (rounded to the nearest whole share) equal to the product of the number of shares of MRC Global Common Stock subject to such MRC Global PSU immediately prior to the Effective Time that vest based on the determination of performance set forth in the applicable award agreement multiplied by 0.9489. Such DNOW RSU will vest and be payable on the same terms and conditions as are set forth in the corresponding award agreement (except that such award will be payable in DNOW Common Stock and such award will no longer be subject to performance metrics). The number of shares of MRC Global Common Stock subject to such MRC Global PSU was deemed to be the number of shares subject to the MRC Global PSU with performance deemed achieved, except as previously disclosed to DNOW, in accordance with the terms and conditions of the applicable award agreement governing such MRC Global PSU immediately prior to the First Merger Effective Time.

The issuance of DNOW Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 24, 2025 (File No. 333-288909) (the “Registration Statement”), which was declared effective by the SEC on August 5, 2025. The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers.

The foregoing description of the Mergers and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Registration Statement, pursuant to the terms of the Merger Agreement, the board of directors of the Company (the “Board”) selected George J. Damiris and Ronald L. Jadin to be appointed to the Board. On the Closing Date, the Board was expanded to ten members and the Board appointed Mr. Damiris and Mr. Jadin as directors of the Company, effective as of the Closing Date. The Board has not appointed Mr. Damiris or Mr. Jadin to any committee of the Board.

There are no family relationships between Mr. Damaris or Mr. Jadin and any director or executive officer of the Company, and neither Mr. Damaris nor Mr. Jadin is a party to any transaction subject to Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries. Mr. Damiris and Mr. Jadin will be eligible to receive compensation in the same manner as the Company’s other non-employee directors.

On November 6, 2025, the Board appointed Gillian Anderson to the position of Vice President and Chief Accounting Officer of the Company. Ms. Anderson also serves as the principal accounting officer of the Company, a position which was previously held by Mark Johnson, who will continue to serve as the principal financial officer of the Company. Ms. Anderson, age 40, served as MRC Global’s vice president and chief accounting officer from July 2021 until November 6, 2025. Prior to that role, she held various positions with Ernst & Young LLP, including audit senior manager, from 2007 until 2021. Ms. Anderson is a Certified Public Accountant and a chartered accountant through the Institute of Chartered Accountants of Scotland. She holds a Master in Arts in accountancy and finance (with honors) from the University of Aberdeen (Scotland). The Company entered into an employment agreement with Ms. Anderson (the “Anderson Employment Agreement”), under which she is entitled to receive an annual base salary of $315,000, as well as being eligible to participate in the Company’s annual bonus plan on the same basis as other executive officers of the Company. Ms. Anderson will also participate in all incentive, savings, retirement and welfare benefit plans, programs, and arrangements generally available to executive officers of the Company, subject to eligibility requirements. The employment agreement also includes customary covenants regarding non-competition, non-solicitation and confidentiality. The foregoing summary of the Anderson Employment Agreement does not purport to be complete and is qualified entirely by reference to the complete text of such document, a copy of which is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Ms. Anderson and any other person pursuant to which Ms. Anderson was selected as an officer. There are no family relationships between Ms. Anderson and any director or executive officer of the Company, and Ms. Anderson is not a party to any transaction subject to Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, DNOW issued a press release announcing the closing of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Company intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 26, 2025, by and among DNOW Inc., MRC Global Inc., Buck Merger Sub, Inc. and Stag Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on June 26, 2025)

10.1*	Amended and Restated Credit Agreement, dated as of November 6, 2025, by and among DNOW Inc., DNOW L.P., MRC Global (US) Inc., Wells Fargo Bank, National Association and the lenders and other parties thereto.

10.2	Employment Agreement between the Company and Gillian Anderson.

99.1⸸	Press Release, dated as of November 6, 2025, issued by DNOW Inc.

104	Cover Page Interactive Data File - The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.
⸸	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2025	DNOW INC.

/s/ Raymond W. Chang
Raymond W. Chang
Vice President & General Counsel